Exhibit 99.3

CERTIFICATION PURSUANT TO
18 U.S.C. 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

March  28, 2003

In connection with the Annual Report on Form 10-K by Pillowtex Corporation, a Delaware corporation (the “Company”), for the fiscal year ended December 28, 2002 (the “Report”), as filed on the date hereof with the Securities and Exchange Commission, the undersigned, Michael T. Gannaway, Chief Executive Officer of the Company, does hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the date first above written.

/s/ MICHAEL T. GANNAWAY

Michael T. Gannaway Chief Executive Officer